YRC Worldwide®

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Investor Presentation May 2007 Investor Presentation May 2007 Exhibit 99.1

YRC Worldwide

Roadway

YELLOW®

USF®

REIMER EXPRESS LINES LTD.

meridian IQ™

NEW PENN® MOTOR EXPRESS, INC.

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

What We Do
What We Do
YRC Worldwide provides global transportation services,
transportation management solutions, and logistics
management through a portfolio of successful brands.
We can handle any shipment, any where at any speed.

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

YRC Worldwide Strategy
YRC Worldwide Strategy
Yesterday
•
Long-haul LTL
• One-trick pony
Today
Powerful combination
of asset-based
companies plus fast
growing logistics
capabilities
Tomorrow
Integrated portfolio of
global supply chain
services built on strong
technology

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Strategic Timeline
Strategic Timeline
2000
Yellow
Corporation
+
Formed
Meridian IQ
Acquired
Roadway
Acquired
USF
+ + +
China
2002 2003 2005 2007
Drivers:
• Capabilities
• Globalization
• Scale
• Synergy
• Capabilities
• Synergy
• Globalization
Integration/Customer Penetration

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Strategic Initiatives
Strategic Initiatives
YRC National
Transportation
• One Management
Structure
• 2 Brands
• Greater Efficiency
YRC Enterprise
Solutions
• Single Point of
Contact
• Enhance Growth
Opportunities
• Seamless Service
Across Brands
China
Acquisitions
• End-to-End Solution
• Access Growth Market
• Enhance Network

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Asset-based services:
Comprehensive next-day nationwide
Extensive national networks
Truckload
Premium services
Expedited
Time Definite
Exhibit
Non-asset-based services:
Contract logistics
Global shipment management
Truckload brokerage
Service Portfolio
Service Portfolio

YRC Worldwide

CANADA
BRITISH COLUMBIA
ALBERTA
SASKATCHEWAN
MANITOBA
ONTARIO
QUÉBEC
Edmonton
Calgary
Vancouver
Regina
Winnipeg
Thunder Bay
Montréal
Ottawa
Toronto
Charlottetown
N.B.
Augusta
Boston
WASH.
OREGON
IDAHO
MONTANA
Helena
N. DAK.
SOUTH DAKOTA
WYOMING
Sheridan
Boise
NEVADA
UTAH
Salt Lake City
COLORADO
KANSAS
ARIZONA
Phoenix
NEW MEXICO
Santa Fe
Las Vegas
Los Angeles
San Diego
San Francisco
Pacific Ocean
TEXAS
San Antonio
Houston
ARKANSAS
LOUISIANA
ALABAMA
Mobile
New Orleans
KENTUCKY
New York
Philadelphia
Washington, D.C.
Virginia Beach
Atlantic Ocean
Savannah
Jacksonville
Tampa
Miami
Nassau
THE BAHAMAS
Havana
Santa Clara
CUBA
Gulf of Mexico
MEXICO
Hermosillo
Chihuahua
Ciudad Obregón
Culiacán
Mazatlán
Saltillo
Monterrey
Monclova

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

7 National Companies – Everywhere, Everyday National Companies – Everywhere, Everyday

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

8 Comprehensive Next-Day Footprint Comprehensive Next-Day Footprint 2003 2007 USF Reddaway, USF Holland, New Penn We now have nationwide, next-day service coverage in North America.

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

With our entrance into the Regional market and improved velocity in our
National networks, our shipments delivered in two days or less have increased from 36% to 60% in the last four years.
Expanded Capabilities/Improved Velocity =
Balanced Service Portfolio
Expanded Capabilities/Improved Velocity =
Balanced Service Portfolio
3 Days
20%
4+ Days
20%
2 Days
30%
Next Day
30%
3 Days
29%
2 Days
29%
Next Day
7%
4+ Days
35%
2003
2006

YRC Worldwide

meridian IQ.

Intelligent Solutions. Powerful Results.

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

10 Global Presence Global Presence Global shipment management in over 70 countries Freight forwarding Customs brokerage Logistics management

HARBIN
YINGKOU
BEIJING
TIANJIN
DALIAN
SHIJIAZHUANG
YANTAI
SEOUL
QINGDAO
HUANGDAO
TOKYO
XI'AN
ZHANGJIAGANG
ZHENGHOU
JINTAN
SUZHOU
NANJING
SHANGHAI
LAHORE
CHENGDU
WUHAN
KUNSHAN
CHANGZHOU
NINGBO
NEW DELHI
WUXI
FUZHOU
WUJIANG
HANGZHOU
TAIPEI
KARACHI
DHAKA
GUANGZHOU
XIAMEN
KOLKATA
SHENZHEN
KAOHSIUNG
HONG KONG
MUMBAI
BANGKOK
MANILA
CHENNAI
BANGALORE
PHNOM PENH
HO CHI MINH CITY
COLOMBO
PENANG
KUALA LUMPUR
PORT KLANG
JOHOR BAHARU
PASIR GUDANG
SINGAPORE
JAKARTA
SURABAYA

Intelligent Solutions. Powerful Results.

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

11 Asian Geographic Coverage Asian Geographic Coverage

Lake Baikal
RUSSIA
OLIA
Mohe
Yitulihe
Heihe
Manzhouli
Nenjiang
Arxan
Qiqihar
Harbin
Changchun
Jilin
Shenyang
Hohhot
Beijing
Sea of Japan (East Sea)
Shijiazhuang
Taiyuan
Tianjin
Lushun
KOREA
Yellow Sea
JAPAN
Nanjing
Wuhan
Shanghai
Hangzhou
Ningbo
East China Sea
Taipai
TAIWAN
Xiamen
Guangzhou
Hong Kong
Macau
Hainan
PHILIPPINES
Pacific Ocean
© 1998 National Geographic Society
Seattle
WASH.
OREG.
IDAHO
NEV.
UTAH
San Francisco
Pacific Ocean
CALIF.
Los Angeles
ARIZ.
Phoenix
Arctic Circle
Arctic Ocean
RUSSIA
ALAS.
CANADA
MEXI
60° N
Bering Sea
Gulf of Alaska
160° W
140° W

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

12 End-to End Global Solution End-to End Global Solution

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Company Facts
Company Facts
41 million Annual shipments
2.0 billion Annual highway miles
27 million Annual tons
90,000 Trailers
27,000 Trucks
1,000 worldwide Locations
66,000 Employees
$9.9 billion Revenue

YRC Worldwide

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

2006 Record Operating Income
2006 Adjusted Earnings Per Share $5.01
*Adjustments primarily related to property gains/losses, acquisition-related charges and reorganization charges.  Management does not consider these when evaluating core operations.
Financial Results
Financial Results
Reported Revenue
(in billions)
Adjusted Operating
Income
(in millions)
2002 2003 2004 2005 2006
2002 2003 2004 2005 2006
$111
$3.1
$6.8
$8.7
$357
$544
$2.6
$9.9
$563
$55
ROCC Greater than WACC for 4 Years
Generated $230 Million Free Cash Flow

MAKING GLOBAL COMMERCE WORK, BY CONNECTING PEOPLE, PLACES AND INFORMATION.

Key 2007 Initiatives
Key 2007 Initiatives
Access Growth
Market
3) China Acquisitions
Enhance Growth 2) YRC Enterprise Solutions
Greater Efficiency 1) YRC National Transportation
Achieve Cash Flow & Return on Capital Targets
Regardless of Economic Environment